LETTER OF TRANSMITTAL

To Tender Shares of Common Stock
of

Neuberger Berman Intermediate Municipal Fund Inc.

Pursuant to the Offer to Purchase

dated May 1, 2009

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW  YORK CITY TIME, ON FRIDAY, MAY 29, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary and Information Agent for the Offer is:

Mellon Investor Services LLC

(866) 223-8669 (toll free)

By First Class Mail, By Overnight Courier, By Hand:

By First Class Mail: Mellon Investor Services LLC Attn: Corporate Action Dept., 27th Floor P.O. Box 3301 South Hackensack, NJ 07606

By Registered Certified

or Express Mail

or Overnight Courier:

Mellon Investor Services LLC

Newport Office Center VII

480 Washington Boulevard

Mail Drop – Reorg

Attn: Reorganization Dept., 27th Floor

Jersey City, NJ 07310

By Hand: Mellon Investor Services LLC Newport Office Center VII 480 Washington Boulevard Mail Drop - Reorg Attn: Reorganization Dept., 27th Floor Jersey City, NJ 07310

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be used if Common Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of Common Shares is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in Section 4 of the Offer to Purchase.

DESCRIPTION OF COMMON SHARES TENDERED*
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on your Direct Registration Account(s))	Common Shares Tendered (Attach additional list if necessary)
	Direct Registration Transaction Advice Number (if available)	Total Number of Common Shares Held in the Direct Registration System*	Number of Common Shares Held in the Direct Registration System that are Tendered**

Total Number of Common Shares

*     Need not be completed by stockholders tendering by book-entry transfer.

**   Unless otherwise indicated, it will be assumed that all Common Shares held in Direct Registration System are being tendered. See Instruction 3.

ODD LOTS

As described in Section 1 of the Offer to Purchase, under certain conditions, stockholders holding beneficially or of record fewer than 100 Common Shares may have their shares accepted for payment before any proration of the purchase of other tendered Common Shares. This preference is not available to partial tenders, or to beneficial or record holders of an aggregate of 100 or more shares. Accordingly, this section is to be completed only if Common Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Common Shares. The undersigned either (check one box):

☐     is the beneficial or record owner of an aggregate of fewer than 100 Common Shares, all of which are being tendered; or

☐     is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), Common Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Common Shares and is tendering all of the shares.

If you wish to tender all or any part of your shares of common stock, par value $0.0001 per share, of Neuberger Berman  Intermediate Municipal Fund Inc. (the “Common Shares”), you should either:

•

complete and sign this Letter of Transmittal (or a facsimile hereof) in accordance with the instructions hereto and either deliver it with any required signature guarantee and any other required documents to Mellon Investor Services LLC (the “Depositary”) or tender your Common Shares pursuant to the procedure for book-entry tender set forth in Section 4 of the Offer to Purchase; or

•

request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee you should contact such person if you desire to tender your Common Shares.

If you desire to tender Common Shares and such Common Shares cannot be delivered to the Depositary or you cannot comply with the procedure for book-entry transfer or your other required documents cannot be delivered to the Depositary, in any case, by the expiration of the Offer, you must tender such Common Shares pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase.

Questions and requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase or the Notice of Guaranteed Delivery may be directed to Mellon Investor Services LLC at its respective addresses and telephone number set forth on the first page of this Letter of Transmittal.

METHOD OF TENDER
NOTE:  SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

☐	CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

Ladies and Gentlemen:

The undersigned hereby tenders to Neuberger Berman Intermediate Municipal Fund Inc. (the “Fund”), a Maryland corporation, the above-described shares of common stock, par value $0.0001 per share (the “Common Shares”), pursuant to the Fund’s offer to purchase for cash up to 10% of its Common Shares, upon the terms and subject to the conditions set forth in the Fund’s Offer to Purchase dated May 1, 2009, receipt of which is hereby acknowledged, and this Letter of Transmittal (which together constitute the “Offer”). The price to be paid for the Common Shares is an amount per share, net to the seller in cash, equal to 98% of the net asset value per share as determined by the Fund at the close of regular trading on the American Stock Exchange on May 29, 2009, or such later date to which the Offer is extended.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Common Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Common Shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(i)

transfer ownership of such Common Shares on the Direct Registration System or on the account books maintained by the Book-Entry Transfer Facility, as applicable, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Fund;

(ii)	present such Common Shares for transfer on our books; and

(iii)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby covenants, represents and warrants to the Fund that:

(i)

the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby and that when and to the extent the same are accepted for payment by the Fund, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interest, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Common Shares and not subject to any adverse claims;

(ii)

the undersigned understands that tenders of Common Shares pursuant to any of the procedures described in Section 4 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that (a) the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14e-4”), in the Common Shares or equivalent securities at least equal to the Common Shares being tendered, and (b) the tender of Common Shares complies with Rule 14e-4;

securities at least equal to the Common Shares being tendered, and (b) the tender of Common Shares complies with Rule 14e-4;

(iii)

the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered hereby; and

(iv)	the undersigned has read, understands and agrees to all the terms of the Offer.

All authority herein conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The purchase price of the Common Shares will equal 98% of their net asset value (a 2% discount) as determined by the Fund at the close of regular trading on the American Stock Exchange on May 29, 2009, or such later date to which the Offer is extended. All Common Shares validly tendered on or before the expiration date and not properly withdrawn will be purchased, subject to the conditions of the Offer and the proration provisions described in the Offer to Purchase. If any tendered Common Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, such Common Shares will be returned without expense to the stockholder in accordance with Section 3 of the Offer to Purchase.

The undersigned understands that tenders of Common Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Fund pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer; may postpone the acceptance for payment of, or the payment for, Common Shares tendered; or may accept for payment fewer than all of the Common Shares tendered.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any Common Shares purchased, and return any Common Shares not tendered or not purchased, in the name(s) of the undersigned (or, in the case of Common Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of the Common Shares purchased and issue a Direct Registration Transaction Advice for any Common Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). If both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any Common Shares purchased and return any Common Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates for Common Shares to, the person(s) so indicated. The undersigned recognizes that the Fund has no obligation, pursuant to the “Special Payment Instructions”, to transfer any Common Shares from the name of the registered holder(s) thereof if the Fund does not accept for payment any of the Common Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 6 and 7)

To be completed ONLY if the check for the purchase price of Common Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or the Direct Transaction Registration Advice for Common Shares not tendered or not purchased is to be issued in the name of someone other than the undersigned or to the undersigned shown below the undersigned’s signature(s).

Mail:      ☐ check

     ☐ Direct Transaction Registration Advice to:

Name: ____________________________________

(Please Print)

Address: __________________________________

__________________________________________

Zip Code

__________________________________________

(Social Security or Taxpayer Identification No.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 6 and 7)

To be completed ONLY if the check for the purchase price of Common Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or the Direct Transaction Registration Advice for Common Shares not tendered or not purchased is to be mailed to someone other than the undersigned or to the undersigned shown below the undersigned’s signature(s).

Mail:      ☐ check

     ☐ Direct Transaction Registration Advice to:

Name: ____________________________________

(Please Print)

Address: __________________________________

__________________________________________

Zip Code

__________________________________________

(Social Security or Taxpayer Identification No.)

→

SIGN HERE

(Please complete and return the Substitute Form W-9 below)

(Signature(s) of Owners)

Dated: ___________________

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Direct Registration Account(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

Guarantee Of Signature(s)
(See Instructions 1 and 4)

Authorized Signature:

Name:

Title:

(Please Type or Print)

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Dated:

←

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.	Part I--TAXPAYER IDENTIFICATION NO.--FOR ALL ACCOUNTS.	Social Security Number OR Employee Identification Number ____________________ ________

Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your Social Security Number. For other entities, it is your Employer Identification Number. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines. Note: If the account is in more than one name, see the chart on page 2 of the enclosed Guidelines to determine what number to enter.

Part II For Payees Exempt From Backup Payer’s Request for Withholding (see enclosed Guidelines)

Certification --Under penalties of perjury, I certify that:

(1)     The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number;

(2)     I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)     I am a U.S. Person (or resident alien); and

(4)     Any information provided on this form is true, correct and complete.

(Please cross out certification two if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.)

Signature:____________________________________________________________________ Dated________________________

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if (i)(a) this Letter of Transmittal is signed by the registered holder(s) of the Common Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) tendered herewith exactly as the name of such holder(s) appears on the Direct Registration Account(s), (b) payment and delivery are to be made directly to such holder(s) and (c) such holder(s) have not completed the instruction entitled “Special Payment Instructions” on this Letter of Transmittal or (ii) such Common Shares are tendered for the account of an Eligible Institution. See Instruction 4.

2.    Delivery of Letter of Transmittal and Common Shares. This Letter of Transmittal is to be used if either Common Shares are held in the Direct Registration System (“DRS”) or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, delivery of Common Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 4 of the Offer to Purchase. A confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Common Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Stockholders who cannot deliver their Common Shares and all other required documents to the Depositary by the Expiration Date must tender their Common Shares pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Fund must be received by the Depositary by the Expiration Date and (iii) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee or an Agent’s Message and any other documents required by the Letter of Transmittal and, for Common Shares held in street name, confirmation of a book-entry transfer of such Common Shares into the Depositary’s account at the Book-Entry Transfer Facility, are received by the Depositary within three American Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in Section 4 of the Offer to Purchase.

The method of delivery of all documents, this Letter of Transmittal and any other required documents, is at the option and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Common Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Common Shares.

If the space provided in the box captioned “Description of Common Shares Tendered” above is inadequate, the DRS Transaction Advice Number(s), if available, and/or the number of Common Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

3.      Partial Tenders (not applicable to stockholder who tender by book-entry transfer). If fewer than all the Common Shares represented or held on the books of The Bank of New York Mellon through its DRS are to be tendered, fill in the number of Common Shares which are to be tendered in the box entitled “Number of Common Shares Held in the DRS that are Tendered” in the box captioned “Description of Common Shares Tendered” above. In such case, if any tendered Common Shares are purchased, a new DRS Transaction Advice for the remainder of the Common Shares not tendered will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the expiration or termination of the Offer. All Common Shares delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

If any tendered Common Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if any tendered Common Shares are not accepted because of an invalid tender, or if more Common Shares are tendered than are accepted, or if any tendered Common Shares are properly withdrawn, (i) Common Shares delivered in accordance with the procedure for book-entry transfer (as described in Section 4 of the Offer to Purchase) will be credited to the appropriate account maintained within the book-entry transfer facility, (ii) Common Shares held through the DRS will be returned to your account through the DRS, and (iii) Common Shares held by the Fund’s transfer agent pursuant to the Fund’s distribution reinvestment plan (“DRIP”) will be returned to the DRIP account maintained by the transfer agent, in any such case, without charge by the Fund to the tendering stockholder, as soon as practicable following expiration or termination of the Offer or the proper withdrawal of the Common Shares.

4.      Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as registered in the DRS without alteration or any change whatsoever.

If any of the Common Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Common Shares tendered hereby are registered in different names on different Direct Registration Accounts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different accounts.

If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, no separate stock powers are required unless payment of the purchase price is to be made, or Common Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares tendered hereby, the Letter of Transmittal must be accompanied by appropriate stock powers, signed exactly as the name(s) of the registered holder(s) appear(s) on the Direct Registration Accounts for such Common Shares. Signature(s) on any such stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Fund of the authority of such person so to act must be submitted.

5.      Stock Transfer Taxes. The Fund will pay any stock transfer taxes with respect to the sale and transfer of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Common Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Common Shares to the Fund pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

6.     Special Payment and Delivery Instructions. If the check for the purchase price of any Common Shares purchased is to be issued, or any Common Shares not tendered or not purchased or not delivered to the Depositary are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Direct Registration Transaction Advice for Common Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Common Shares by book-entry transfer may request that Common Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Common Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

7.    Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Common Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Common Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

8.      Waiver of Conditions. Subject to the Offer to Purchase, the conditions of the Offer may be waived, in whole or in part, by the Fund, at any time and from time to time, in the case of any Common Shares tendered.

9.      Irregularities. The Fund will determine, in its sole discretion, all questions as to the number of Common Shares to be accepted, and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of Common Shares. The Fund’s determination will be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which it determines may be unlawful. The Fund also reserves the absolute right to waive any defect or irregularity in the tender of any particular Common Shares or any particular stockholder. No tender of Common Shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering stockholder or waived by the Fund. None of the Fund, the Depositary, the Information Agent, or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any such notice. The Fund’s interpretation of the terms of and conditions to the Offer, including this Letter of Transmittal and the instructions thereto, will be final and binding. By tendering Common Shares to the Fund, you agree to accept all decisions the Fund makes concerning these matters and waive any right you might otherwise have to challenge those decisions.

 10.    Odd Lots. If a stockholder owns beneficially or of record in the aggregate less than one hundred Common Shares (i.e., an “odd lot”) and tenders all his or her Common Shares, all such Common Shares tendered will be accepted and will not be taken into account in prorating the remaining Common Shares. This preference is not available to partial tenders, or to beneficial or record holders of an aggregate of 100 or more Common Shares. In order to qualify for Odd Lot treatment, the section at the beginning of this Letter of Transmittal must be completed.

11.     Proration. If a stockholder holds less than one hundred Common Shares (i.e., an “odd lot”) and tenders all his or her Common Shares in accordance with the provisions herein, all such Common Shares tendered will be accepted and will not be taken into account in prorating the remaining Common Shares. The Fund’s determination of the proration factor will be final and binding on all parties. By tendering Common Shares to the Fund, you agree to accept all decisions the Fund makes concerning proration matters and waive any right you might otherwise have to challenge those decisions.

12.     Procedures for Participants in the DRIP. Stockholders who acquired Common Shares through the DRIP may instruct the Depositary to tender such Common Shares by completing the appropriate section of this Letter of Transmittal. If a stockholder tenders Common Shares acquired through the DRIP, all such Common Shares credited to such stockholder's account(s) will be tendered, unless the stockholder otherwise specifies in this Letter of Transmittal. If a stockholder does not complete the section of this Letter of Transmittal instructing the Depositary to tender Common Shares acquired through the DRIP, no Common Shares acquired by that stockholder through the DRIP will be tendered.

* * * * *

Any questions and requests for assistance may be directed to the Information Agent at its addresses and telephone number set forth on the first page of this Letter of Transmittal. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its addresses and telephone number set forth on the first page of this Letter of Transmittal. Stockholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the SOCIAL SECURITY number of—

1. The individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account, or if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Transfers/Gift to Minors Act)	The minor(2)

4. a The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5. Sole proprietorship or single-owner limited liability company (“LLC”)	The owner(3)

For this type of account:	EMPLOYER IDENTIFICATION number of—

6. A valid trust, estate, or pension trust	The legal entity(4)

7. Corporation or entity selecting corporate status on IRS Form 8832	The corporation or entity

8. Religious, charitable, or educational organization or association, club or other tax-exempt organization	The organization

9. Partnership or multi-member LLC	The partnership or LLC

10. A broker or registered nominee	The broker or nominee

11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).  If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

(Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on all reportable payments include the following:
·

An organization exempt from tax under section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

·

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly- owned agency or instrumentality of any one or more of the foregoing.

·	An international organization or any agency or instrumentality thereof.
·	A foreign government and any political subdivision, agency or instrumentality thereof.
Payees that may be specifically exempted from backup withholding include the following:
·	A corporation.
·	A financial institution.
·	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
·	A real estate investment trust.
·	A common trust fund operated by a bank under section 584(a).
·	An entity registered at all times during the taxable year under the Investment Company Act of 1940, as amended.
·	A middleman known in the investment community as a nominee or custodian.
·	A futures commission merchant registered with the Commodity Futures Trading Commission.
·	A foreign central bank of issue.
·	A trust exempt from tax under Section 664 or described in Section 4947.
Payments of dividends and patronage dividends generally exempt from backup withholding include:
·	Payments to nonresident aliens subject to withholding under Section 1441.
·	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
·	Payments of patronage dividends not paid in money.
·	Payments made by certain foreign organizations.
·	Section 404(k) payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:
·

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

·	Payments of tax-exempt interest (including exempt-interest dividends under section 852).
·	Payments described in section 6049(b)(5) to nonresident aliens.
·	Payments on tax-free covenant bonds under section 1451.
·	Payments made by certain foreign organizations.
·	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FORM, AND RETURN TO THE PAYER. ALSO SIGN AND DATE THE FORM.

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information With Respect To Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)  Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Misuse of Taxpayer Identification Number.—If the requester disclosure or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.